Summary of Significant Accounting Policies Excise Taxes (Policies)	12 Months Ended
Dec. 28, 2013
Accounting Policies [Abstract]
Excise Taxes [Policy Text Block]
Excise Taxes: The Company incurs certain excise taxes in the distribution of its products, including a medical device excise tax assessed on U.S sales and an excise tax assessed on purchases from the Company's Puerto Rico manufacturing subsidiary. The U.S. medical device excise tax is imposed on the first sale in the U.S. by the manufacturer, producer or importer of a medical device to either a third party or an affiliated distribution entity. The Company capitalizes the assessment of these excise taxes as part of inventory, which is then recognized as cost of sales when the related inventory is sold to a third party customer.